SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 21, 2004

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-10606 (Commission File Number)	77-0148231 (IRS Employer Identification No.)

2655 SEELY AVENUE, BUILDING 5
SAN JOSE, CALIFORNIA 95134

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 943-1234

Item 12. Results of Operations and Financial Condition
Signature
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

     On April 21, 2004, Cadence Design Systems, Inc. issued a press release announcing its financial results for the first quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of April 21, 2004

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ William Porter
William Porter
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued by Cadence Design Systems, Inc., dated April 21, 2004.

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